UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2011

EDGEN MURRAY II, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	333-165298	20-8864225
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18444 Highland Road

Baton Rouge, LA 70809

(225) 756-9868

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2011, Edgen Murray II, L.P. (“Edgen Murray”) appointed Daniel D. Keaton to Senior Vice President and Chief Accounting Officer. David L. Laxton, III, Edgen Murray’s Chief Financial Officer, previously served as Edgen Murray’s principal accounting officer and will continue to serve as Edgen Murray’s Chief Financial Officer.

Mr. Keaton, 42, is a Certified Public Accountant and has worked in the finance and accounting organization at Edgen Murray in roles of increasing responsibility for over 14 years. He has been Vice President and Chief Financial Officer of Edgen Murray’s Western Hemisphere operations since 2008 and was Vice President and Controller of Edgen Murray Corporation, a subsidiary of Edgen Murray, from 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2011	EDGEN MURRAY II, L.P.

	By:	/s/ David L. Laxton, III
Name: David L. Laxton, III
Title Chief Financial Officer

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